Exhibit 99.1

Investor Contact:	Jane Underwood
Polycom, Inc.
1.408.586.4271
jane.underwood@polycom.com
Press Contact:	Michael Rose
Polycom, Inc.
1.408.586.3839
michael.rose@polycom.com

Polycom Announces Second Quarter 2015 Financial Results

•    Non-GAAP Earnings Per Share grows 5 percent year-over- year

•    GAAP Earnings Per Share grows 133 percent year-over-year

SAN JOSE, Calif. – July 22, 2015 – Polycom, Inc. (Nasdaq: PLCM) today reported second quarter 2015 revenues of $317 million, non-GAAP net income of $30 million and non-GAAP earnings per diluted share of 22 cents. GAAP net income for the second quarter was $20 million, or 14 cents per diluted share. A reconciliation of GAAP to non-GAAP results is provided in the tables at the end of this press release.

“In the second quarter, we delivered year-over-year growth in operating margins and earnings-per-share consistent with our expectations, despite a more challenging quarter from a top-line perspective,” said Peter Leav, President and Chief Executive Officer. “We continue to be focused on investing in new solutions for both core and adjacent markets and working closely with our strategic partners, while improving sales execution in the field.”

“In the second quarter, we continued to be good stewards of our capital,” said Laura Durr, Chief Financial Officer and Executive Vice President.  “Polycom generated $33 million in operating cash flow and repurchased $25 million of common stock under our current share repurchase program during the quarter.”

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q2 2015	Q1 2015	Q2 2014	Year-Over-Year Change
Revenues	$316.6	$330.7	$332.0	(5)%
Non-GAAP Net Income	$29.9	$32.2	$29.6	1%
Non-GAAP EPS	$0.22	$0.23	$0.21	5%
GAAP Net Income	$19.6	$21.2	$8.6	130%
GAAP EPS	$0.14	$0.15	$0.06	133%

On a geographic basis, consolidated revenues were comprised of:

($ in millions)	Q2 2015	Q1 2015	Q2 2014	Year-Over-Year Change
Americas	$158.3	$157.4	$167.8	(6)%
% of revenues	50%	48%	51%
Europe, Middle East & Africa (EMEA)	80.9	93.8	83.1	(3)%
% of revenues	26%	28%	25%
Asia Pacific	77.4	79.5	81.1	(5)%
% of revenues	24%	24%	24%
Totals *	$316.6	$330.7	$332.0	(5)%

* may not foot due to rounding

By product category, inclusive of its service component, consolidated revenues were comprised of:

($ in millions)	Q2 2015	Q1 2015	Q2 2014	Year-Over-Year Change
UC Group Systems	$195.2	$204.6	$218.5	(11)%
% of revenues	62%	62%	66%
UC Personal Devices	66.8	67.5	53.6	25%
% of revenues	21%	20%	16%
UC Platform	54.6	58.6	59.9	(9)%
% of revenues	17%	18%	18%
Totals *	$316.6	$330.7	$332.0	(5)%

* may not foot due to rounding

In Q2 2015, Polycom generated a total of $33 million in operating cash flow. Operating cash flow on a trailing 12 month basis was $188 million. Cash and investments at the end of Q2 2015 totaled $660 million, of which approximately $213 million is located in the United States. Net of existing debt, cash and investments at the end of Q2 2015 totaled $421 million.

Earnings Call Details

Polycom will hold a conference call today, July 22, 2015, at 5:00 p.m. ET/2:00 p.m. PT to discuss second quarter 2015 financial results and guidance for the third quarter 2015. You may participate by listening to the webcast at www.polycom.com/investors or, for callers in the United States and Canada; you may participate by calling +1.800.230.1085 and for callers outside of the United States and Canada, by calling +1.612.234.9960.  A replay of the call will also be available at www.polycom.com/investors or, for callers in the United States and Canada, at +1.800.475.6701 and, for callers outside of the United States and Canada, at +1.320.365.3844. The access number for the replay is 363902.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding our future areas of focus and financial performance, including statements regarding future investments in new solutions, our focus on strategic partners and future improvements in sales execution. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and on our customers and partners, and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully implement process improvements and cost containment initiatives; changes to our strategic areas of focus and investment; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and the availability of capital; changes in key sales and other personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with GAAP in the United States.

About Polycom

Polycom helps organizations unleash the power of human collaboration. More than 415,000 companies and institutions worldwide defy distance with secure video, voice and content solutions from Polycom to increase productivity, speed time to market, provide better customer service, expand education and save lives. Polycom and its global partner ecosystem provide flexible collaboration solutions for any environment that deliver the best user experience, the broadest multi-vendor interoperability and unmatched investment protection. Visit www.polycom.com or connect with us on Twitter, Facebook and LinkedIn to learn more.

© 2015 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Revenues:
Product revenues	$221,896	$236,565	$455,583	$468,074
Service revenues	94,679	95,454	191,692	192,469
Total revenues	316,575	332,019	647,275	660,543
Cost of revenues:
Cost of product revenues	95,752	97,710	197,021	195,346
Cost of service revenues	34,898	39,087	71,509	77,990
Total cost of revenues	130,650	136,797	268,530	273,336
Gross profit	185,925	195,222	378,745	387,207
Operating expenses:
Sales and marketing	89,433	97,836	180,292	191,804
Research and development	46,545	49,031	95,882	97,178
General and administrative	22,269	24,636	43,436	48,429
Amortization of purchased intangibles	2,417	2,436	4,834	4,928
Restructuring costs	343	9,175	367	39,518
Transaction-related costs	—	—	—	156
Total operating expenses	161,007	183,114	324,811	382,013
Operating income	24,918	12,108	53,934	5,194
Interest and other income (expense), net
Interest expense	(1,523)	(1,460)	(3,007)	(2,934)
Other income (expense), net	1,345	(236)	1,367	543
Interest and other income (expense), net	(178)	(1,696)	(1,640)	(2,391)
Income before provision for (benefit from) income taxes	24,740	10,412	52,294	2,803
Provision for (benefit from) income taxes	5,093	1,855	11,449	(1,763)
Net income	$19,647	$8,557	$40,845	$4,566

Basic net income per share:	$0.15	$0.06	$0.30	$0.03

Diluted net income per share:	$0.14	$0.06	$0.30	$0.03
				\
Number of shares used in computation of net income per share:
Basic	134,057	138,016	134,417	137,406
Diluted	137,347	142,876	138,290	142,521

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
GAAP net income	$19,647	$21,198	$8,557	$40,845	$4,566
Amortization of purchased intangibles	2,517	3,074	3,167	5,591	6,500
Restructuring costs	343	24	9,175	367	39,518
Transaction-related costs	—	—	—	—	156
Stock-based compensation expense	9,711	9,232	13,763	18,943	19,410
Effect of stock-based compensation on warranty rates	80	53	77	133	206
Costs associated with CEO separation and related SEC investigation	64	335	381	399	991
Income tax effect of non-GAAP exclusions	(2,415)	(1,681)	(5,540)	(4,096)	(15,680)
Non-GAAP net income	$29,947	$32,235	$29,580	$62,182	$55,667
GAAP net income per share
Basic	$0.15	$0.16	$0.06	$0.30	$0.03
Diluted	$0.14	$0.15	$0.06	$0.30	$0.03
Non-GAAP net income per share
Basic	$0.22	$0.24	$0.21	$0.46	$0.41
Diluted	$0.22	$0.23	$0.21	$0.45	$0.39
Number of shares used in computation of net income per share:
Basic	134,057	134,777	138,016	134,417	137,406
Diluted	137,347	139,233	142,876	138,290	142,521

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2015	December 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$412,573	$443,132
Short-term investments	198,160	185,783
Trade receivables, net	161,155	169,400
Inventories	99,909	100,328
Deferred taxes	38,739	38,805
Prepaid expenses and other current assets	57,377	61,072
Total current assets	967,913	998,520
Property and equipment, net	107,878	109,195
Long-term investments	49,391	59,197
Goodwill and purchased intangibles, net	578,187	583,798
Deferred taxes	49,856	54,019
Other assets	25,689	26,493
Total assets	$1,778,914	$1,831,222
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$90,285	$108,172
Accrued payroll and related liabilities	39,912	42,901
Taxes payable	3,774	4,056
Deferred revenue	176,890	173,532
Current portion of long-term debt	6,250	6,250
Other accrued liabilities	75,664	86,193
Total current liabilities	392,775	421,104
Long-term deferred revenue	83,551	89,366
Taxes payable	11,847	11,719
Deferred taxes	169	173
Long-term debt	232,813	235,938
Other non-current liabilities	34,609	49,189
Total liabilities	755,764	807,489
Stockholders' equity	1,023,150	1,023,733
Total liabilities and stockholders' equity	$1,778,914	$1,831,222

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30, 2015	June 30, 2014
Cash flows from operating activities:
Net income	$40,845	$4,566
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,210	29,034
Amortization of purchased intangibles	5,629	6,538
Amortization of capitalized software development costs for products to be sold	1,354	702
Amortization of debt issuance costs	266	267
Amortization of discounts and premiums on investments, net	1,090	944
Provision for doubtful accounts	—	600
Write-down of excess and obsolete inventories	6,810	2,253
Stock-based compensation expense	18,943	19,410
Excess tax benefits from stock-based compensation expense	(3,487)	(1,819)
Loss on disposal of property and equipment	544	4,965
Changes in assets and liabilities:
Trade receivables	8,245	5,805
Inventories	(6,791)	(4,848)
Deferred taxes	(2,744)	(4,848)
Prepaid expenses and other assets	4,960	(7,327)
Accounts payable	(19,229)	6,130
Taxes payable	9,663	4,124
Other accrued liabilities and deferred revenue	(30,160)	14,125
Net cash provided by operating activities	63,148	80,621
Cash flows from investing activities:
Purchases of property and equipment	(23,922)	(24,338)
Capitalized software development costs for products to be sold	(2,311)	(2,474)
Purchases of investments	(107,675)	(151,611)
Proceeds from sale of investments	6,892	37,056
Proceeds from maturities of investments	97,187	77,440
Net cash used in investing activities	(29,829)	(63,927)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	12,528	13,542
Payments on debt	(3,125)	(3,125)
Purchase and retirement of common stock under share repurchase plan	(64,999)	—
Purchase and retirement of common stock for tax withholdings on vesting of employee stock-based awards	(11,769)	(8,426)
Excess tax benefits from stock-based compensation expense	3,487	1,819
Net cash provided by (used in) financing activities	(63,878)	3,810
Net increase (decrease) in cash and cash equivalents	(30,559)	20,504
Cash and cash equivalents, beginning of period	443,132	392,629
Cash and cash equivalents, end of period	$412,573	$413,133

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	June 30, 2015	March 31, 2015	June 30, 2014
Balance Sheet Highlights
Cash and investments	$660	$669	$640
Number of shares outstanding	133	135	137
Cash and investments per share	$4.95	$4.95	$4.68
Debt	$239	$241	$245
Operating cash flow - quarterly	$33	$30	$62
Operating cash flow - trailing 12 months	$188	$217	$167
DSO (Days Sales Outstanding)	46	47	49
Inventory turns - GAAP	5.2	5.9	5.2
Inventory turns - non-GAAP	5.2	5.7	5.1
Deferred revenue	$260	$265	$259
Share repurchases:
Quarter-to-date share repurchases - shares (1)	1.9	2.9	1.5
Quarter-to-date share repurchases - dollars	$25	$40	$—
Year-to-date share repurchases - shares (1)	4.8	2.9	1.5
Year-to-date share repurchases - dollars	$65	$40	$—
Remaining authorization for share repurchases (2)	$85	$110	$—
Ending headcount	3,553	3,497	3,558

	For the Three Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014
Income Statement Highlights
GAAP:
Revenues	$317	$331	$332
Gross margin	58.7%	58.3%	58.8%
Operating expenses	$161	$164	$183
Operating margin	7.9%	8.8%	3.6%
Diluted EPS	$0.14	$0.15	$0.06
Non-GAAP:
Revenues	$317	$331	$332
Gross margin	59.2%	59.2%	59.5%
Operating expenses	$150	$154	$159
Operating margin	11.9%	12.6%	11.6%
Diluted EPS	$0.22	$0.23	$0.21

(1)

The final settlement of shares under prior Accelerated Share Repurchase program was completed in the three month period ended June 30, 2014, for which funds were advanced in the three month period ended December 31, 2013.

(2)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
GAAP cost of revenues used in inventory turns	$130,650	$137,880	$136,797	$268,530	$273,336
Stock-based compensation expense	(1,382)	(2,263)	(1,621)	(3,645)	(3,222)
Effect of stock-based compensation expense on warranty rates	(80)	(53)	(77)	(133)	(206)
Amortization of purchased intangibles	(100)	(657)	(731)	(757)	(1,572)
Non-GAAP cost of revenues used in inventory turns	$129,088	$134,907	$134,368	$263,995	$268,336
GAAP gross profit	$185,925	$192,820	$195,222	$378,745	$387,207
Stock-based compensation expense	1,382	2,263	1,621	3,645	3,222
Effect of stock-based compensation expense on warranty rates	80	53	77	133	206
Amortization of purchased intangibles	100	657	731	757	1,572
Non-GAAP gross profit	$187,487	$195,793	$197,651	$383,280	$392,207
Non-GAAP gross margin	59.2%	59.2%	59.5%	59.2%	59.4%

GAAP sales and marketing expense	$89,433	$90,859	$97,836	$180,292	$191,804
Stock-based compensation expense	(2,698)	(2,613)	(5,333)	(5,311)	(5,724)
Non-GAAP sales and marketing expense	$86,735	$88,246	$92,503	$174,981	$186,080
Non-GAAP sales and marketing expense as percent of revenues	27.4%	26.7%	27.9%	27.0%	28.2%

GAAP research and development expense	$46,545	$49,337	$49,031	$95,882	$97,178
Stock-based compensation expense	(1,915)	(2,573)	(3,059)	(4,488)	(4,101)
Non-GAAP research and development expense	$44,630	$46,764	$45,972	$91,394	$93,077
Non-GAAP research and development expense as percent of revenues	14.1%	14.1%	13.8%	14.1%	14.1%

GAAP general and administrative expense	$22,269	$21,167	$24,636	$43,436	$48,429
Stock-based compensation expense	(3,716)	(1,783)	(3,750)	(5,499)	(6,363)
Costs associated with CEO separation and related SEC investigation	(64)	(335)	(381)	(399)	(991)
Non-GAAP general and administrative expense	$18,489	$19,049	$20,505	$37,538	$41,075
Non-GAAP general and administrative expense as percent of revenues	5.8%	5.8%	6.2%	5.8%	6.2%

GAAP total operating expenses	$161,007	$163,804	$183,114	$324,811	$382,013
Stock-based compensation expense	(8,329)	(6,969)	(12,142)	(15,298)	(16,188)
Amortization of purchased intangibles	(2,417)	(2,417)	(2,436)	(4,834)	(4,928)
Restructuring costs	(343)	(24)	(9,175)	(367)	(39,518)
Transaction-related costs	—	—	—	—	(156)
Costs associated with CEO separation and related SEC investigation	(64)	(335)	(381)	(399)	(991)
Non-GAAP total operating expenses	$149,854	$154,059	$158,980	$303,913	$320,232
Non-GAAP total operating expenses as percent of revenues	47.3%	46.6%	47.9%	47.0%	48.5%

GAAP operating income	$24,918	$29,016	$12,108	$53,934	$5,194
Stock-based compensation expense	9,711	9,232	13,763	18,943	19,410
Effect of stock-based compensation expense on warranty rates	80	53	77	133	206
Amortization of purchased intangibles	2,517	3,074	3,167	5,591	6,500
Restructuring costs	343	24	9,175	367	39,518
Transaction-related costs	—	—	—	—	156
Costs associated with CEO separation and related SEC investigation	64	335	381	399	991
Non-GAAP operating income	$37,633	$41,734	$38,671	$79,367	$71,975
Non-GAAP operating margin	11.9%	12.6%	11.6%	12.3%	10.9%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Cost of product revenues	$505	$520	$1,460	$1,160
Cost of service revenues	877	1,101	2,185	2,062
Stock-based compensation expense in total cost of revenues	1,382	1,621	3,645	3,222
Sales and marketing	2,698	5,333	5,311	5,724
Research and development	1,915	3,059	4,488	4,101
General and administrative	3,716	3,750	5,499	6,363
Stock-based compensation expense in operating expenses	8,329	12,142	15,298	16,188
Total stock-based compensation expense	$9,711	$13,763	$18,943	$19,410